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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) - JUNE 7, 2004


                TXU ELECTRIC DELIVERY TRANSITION BOND COMPANY LLC
             (Exact name of registrant as specified in its charter)


          DELAWARE                     333-91935                 75-2851358
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)


     ENERGY PLAZA, 1601 BRYAN STREET, SUITE 2-023, DALLAS, TEXAS 75201-3411
          (Address of principal executive offices, including zip code)


        REGISTRANTS' TELEPHONE NUMBER, INCLUDING AREA CODE - 214-812-5711


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

     The Registrant registered issuances of Transition Bonds on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 by a Registration Statement on Form S-3 (Registration File No. 333-91935). Pursuant to this Registration Statement, the Registrant issued and sold $789,777,000 in aggregate principal amount of Transition Bonds, Series 2004-1. The transaction was completed on June 7, 2004. In connection with this transaction, the Registrant entered into the material agreements attached hereto as exhibits.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of businesses acquired:

          Not applicable.

     (b)  Pro forma financial information:

          Not applicable.

     (c)  Exhibits:

          Exhibit No.   Description
          -----------   -----------

          1             Underwriting Agreement, dated May 28, 2004.
          4             Series 2004-1 Supplement, dated as of June 7, 2004.
          10(a)         Series 2004-1 Transition Property Purchase and Sale
                        Agreement, dated as of June 7, 2004.
          10(b)         Series 2004-1 Transition Property Servicing Agreement,
                        dated as of June 7, 2004.
          25            Form T-1 Statement of Eligibility under the Trust
                        Indenture Act of 1939, as amended.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               TXU ELECTRIC DELIVERY TRANSITION BOND COMPANY LLC


                                         By: /s/ M.S. Greene
                                             -----------------------------------
                                             Name:   M.S. Greene
                                             Title:  Manager


Date: June 14, 2004


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                                  EXHIBIT INDEX

                   The following exhibits are filed herewith:

Exhibit No.     Description
-----------     -----------

1               Underwriting Agreement, dated May 28, 2004.
4               Series 2004-1 Supplement, dated as of June 7, 2004.
10(a)           Series 2004-1 Transition Property Purchase and Sale Agreement,
                dated as of June 7, 2004.
10(b)           Series 2004-1 Transition Property Servicing Agreement, dated as of June 7, 2004.
25              Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended.


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